EXHIBIT 10.31

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

AMENDMENT NO. 1 TO PATENT LICENSE AGREEMENT

This amendment (“Amendment No. 1”) is made and entered into as of August 13, 2004 and amends that certain Patent License Agreement dated June 13, 2004 (“Patent License Agreement”) by and between, on the one hand, Microtune, Inc., a Delaware corporation, having offices at 2201 10th Street, Plano, TX 75074 together with its wholly owned subsidiary Microtune (Texas), L.P., a Texas limited partnership, having offices at 2201 10th Street, Plano, TX 75074 (“Microtune-LP”) (collectively, “Microtune”), and Broadcom Corporation, a corporation organized and existing under the laws of California, having offices at 16215 Alton Parkway, Irvine, California 92619 together with its wholly owned subsidiary Broadcom International Limited, a Cayman Islands Corporation, with a place of business at Zephyr House, Mary Street, P.O. Box 709 GT, Georgetown, Grand Cayman, Cayman Islands, British West Indies (“Broadcom International”) (collectively, “Broadcom”) (Microtune and Broadcom are individually referred to herein as a “Party,” and collectively as the “Parties”).

WHEREAS, the table in Section 3.1(d) of the Patent License Agreement indicates that Year One of the Patent License Agreement will commence upon April 1, 2004 and Section 3.2 of the Patent License Agreement indicates that the first royalty payment will include royalties due on account of sales made after April 30, 2004; and

WHEREAS, the Parties desire to amend both Sections 3.1(d) and 3.2 of the Patent License Agreement to state that royalties will commence to accrue upon April 15, 2004.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, the Parties hereby agree as follows:

1.     Section 3.1(d) of the Patent License Agreement is hereby deleted in its entirety, and replaced with the following:

(d) [***]

2.     Section 3.2 (Payments) of the Patent License Agreement is hereby amended by replacing the occurrence of “April 30, 2004” in the second sentence of Section 3.2 with “April 15, 2004”.

3.     Except as expressly amended above, the Patent License Agreement is hereby reaffirmed by the parties and shall continue in full force and effect.

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be signed below by their respective duly authorized officers.

Microtune, Inc.		Broadcom Corporation

By:	/s/ James A. Fontaine	By:	/s/ Daniel A. Marotta

Name:	James A. Fontaine	Name:	Daniel A. Marotta

Title:	CEO	Title:	GVP/GM

Microtune (Texas), L.P.		Broadcom International Limited

By:	/s/ James A. Fontaine	By:	/s/ Daniel A. Marotta

Name:	James A. Fontaine	Name:	Daniel A. Marotta

Title:	CEO	Title:	GVP/GM

[***] CONFIDENTIAL TREATMENT REQUESTED BY MICROTUNE, INC.